Exhibit 10.4

RELEASE AGREEMENT

THIS RELEASE AGREEMENT (“Agreement”) is entered into by and between Christopher Gopal (hereinafter “GOPAL”) on the one hand and OVERLAND STORAGE, INC. (hereinafter “OVERLAND”) on the other.

WHEREAS, GOPAL requested a personal leave of absence, (“LOA”) which was approved by OVERLAND on July 15, 2010 as set forth in the attached letter dated July 15, 2010 (the “LOA Letter”);

WHEREAS, OVERLAND also approved GOPAL’S request that he be permitted to use his severance benefits during the LOA; and

IN CONSIDERATION of the mutual promises contained herein, the parties agree as follows:

1. CONSIDERATION. During the LOA, OVERLAND agrees to pay to GOPAL, on OVERLAND’S normal payroll up to six (6) months base salary at GOPAL’S most recent rate of pay, less all applicable federal, state and local income tax, Social Security and other payroll taxes. OVERLAND has been paying GOPAL this consideration since July 15, 2010 under the terms and conditions set forth in the LOA Letter.

2. RELEASE OF ALL CLAIMS BY GOPAL. In consideration of and in return for the promises and covenants undertaken in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, GOPAL does hereby acknowledge full and complete satisfaction of and does hereby release, absolve and discharge OVERLAND and each of OVERLAND’S parents, subsidiaries, related companies and business concerns, past and present, and each of them, as well as each of their partners, trustees, directors, officers, agents, attorneys, servants and employees, past and present, and each of them (collectively referred to as “Releasees”), from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, grievances, wages, vacation payments, severance payments, workers’ compensation claims, obligations, commissions, overtime payments, debts, profit sharing claims, expenses, damages, judgments, orders and liabilities of whatever kind or nature in state or federal law, equity or otherwise, whether known or unknown to GOPAL (collectively, the “Claims”), which GOPAL now owns or holds or has at any time owned or held as against Releasees, or any of them, including specifically, but not exclusively and without limiting the generality of the foregoing, any and all Claims known or unknown, suspected or unsuspected: (1) arising out of GOPAL’S employment with OVERLAND; or (2) arising out of or in any way connected with any claim, loss, damage or injury whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Releasees, or any of them, committed or omitted on or before the date this Release is executed by GOPAL. Also, without limiting the generality of the foregoing, GOPAL specifically releases Releasees from any claim for attorneys’ fees. GOPAL ALSO SPECIFICALLY AGREES AND ACKNOWLEDGES HE IS WAIVING ANY RIGHT TO RECOVERY BASED ON STATE OR

FEDERAL AGE, SEX, PREGNANCY, RACE, COLOR, NATIONAL ORIGIN, MARITAL STATUS, RELIGION, VETERAN STATUS, DISABILITY, SEXUAL ORIENTATION, MEDICAL CONDITION OR OTHER ANTI-DISCRIMINATION LAWS, INCLUDING, WITHOUT LIMITATION, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE EQUAL PAY ACT, THE AMERICANS WITH DISABILITIES ACT AND THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, CALIFORNIA LABOR CODE SECTION 970, THE FAMILY AND MEDICAL LEAVE ACT, THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, THE WORKER ADJUSTMENT AND RETRAINING ACT, THE FAIR LABOR STANDARDS ACT, AND ANY OTHER SECTION OF THE CALIFORNIA LABOR CODE, ALL AS AMENDED, WHETHER SUCH CLAIM BE BASED UPON AN ACTION FILED BY EMPLOYEE OR BY A GOVERNMENTAL AGENCY. This Agreement does not release claims that cannot be released as a matter of law.

3. CONFIDENTIALITY AND NON-DISPARAGEMENT. GOPAL agrees to hold the terms and amount of this Agreement confidential, and to refrain from taking any action that would have the effect of disclosing, publicizing or participating in disclosing or publicizing any such matters and shall further refrain from making any disparaging or uncomplimentary remarks about OVERLAND. However, GOPAL may disclose the amount of the agreement to attorneys or tax preparers, if necessary, subject to instructing such agents to maintain such information confidential. GOPAL may also disclose the amount and fact of this Agreement to his spouse, subject to advising her of the confidential nature of the information.

4. WAIVER OF UNKNOWN CLAIMS. GOPAL has been advised of the provisions of California Civil Code section 1542, which reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Having been so apprised, GOPAL nevertheless hereby voluntarily elects to and does waive the rights described in California Civil Code Section 1542, and elects to assume all risk for Claims that now exist, known or unknown.

5. KNOWING AND VOLUNTARY AGREEMENT. GOPAL represents that he has carefully read and fully understands all of the provisions of this Agreement and that he is voluntarily entering into this Agreement, and that he has not been influenced in any manner by the representations of the other party nor anyone acting or claiming to act on behalf of the other party concerning the terms or effects of this Agreement other than those contained herein.

6. INVALID PROVISIONS. Should any provision of this Agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid provision shall be deemed not a part of this Agreement.

7. ENTIRE AGREEMENT. This Agreement, and the LOA Letter, which is incorporated herein by reference, sets forth the entire agreement between the parties regarding the subject matter hereof. It fully supersedes any and all prior agreements or understandings between the parties relating to said subject matter. This Agreement may be modified, amended or superseded only by a subsequent written agreement.

8. AUTHORITY OF SIGNATORIES. Each of the undersigned warrants that he is authorized and empowered to enter into and execute this Agreement on behalf of the parties designated.

9. NATURE AND EXTENT OF RELEASE. This Agreement shall forever release all claims GOPAL may have against OVERLAND, its heirs, assigns, employees, partners, associates, representatives, attorneys, agents or successors of any kind from any and all claims, actions, causes of action, obligations, liabilities, lawsuits, damages and demands of any kind whatsoever, whether known or unknown, accrued or otherwise, past, present or future, other than may arise from a breach of this Agreement or from conduct occurring after the execution of this Agreement.

10. CIRCULAR 230 DISCLAIMER. EACH PARTY TO THIS AGREEMENT (FOR PURPOSES OF THIS SECTION, THE “ACKNOWLEDGING PARTY”; AND EACH PARTY TO THIS AGREEMENT OTHER THAN THE ACKNOWLEDGING PARTY, AN “OTHER PARTY”) ACKNOWLEDGES AND AGREES THAT (1) NO PROVISION OF THIS AGREEMENT, AND NO WRITTEN COMMUNICATION OR DISCLOSURE BETWEEN OR AMONG THE PARTIES OR THEIR ATTORNEYS AND OTHER ADVISERS, IS OR WAS INTENDED TO BE, NOR SHALL ANY SUCH COMMUNICATION OR DISCLOSURE CONSTITUTE OR BE CONSTRUED OR BE RELIED UPON AS, TAX ADVICE WITHIN THE MEANING OF UNITED STATES TREASURY DEPARTMENT CIRCULAR 230 (31 CFR PART 10, AS AMENDED); (2) THE ACKNOWLEDGING PARTY (A) HAS RELIED EXCLUSIVELY UPON HIS, HER OR ITS OWN, INDEPENDENT LEGAL AND TAX ADVISERS FOR ADVICE (INCLUDING TAX ADVICE) IN CONNECTION WITH THIS AGREEMENT, (B) HAS NOT ENTERED INTO THIS AGREEMENT BASED UPON THE RECOMMENDATION OF ANY OTHER PARTY OR ANY ATTORNEY OR ADVISOR TO ANY OTHER PARTY, AND (C) IS NOT ENTITLED TO RELY UPON ANY COMMUNICATION OR DISCLOSURE BY ANY ATTORNEY OR ADVISER TO ANY OTHER PARTY TO AVOID ANY TAX PENALTY THAT MAY BE IMPOSED ON THE ACKNOWLEDGING PARTY; AND (3) NO ATTORNEY OR ADVISER TO ANY OTHER PARTY HAS IMPOSED ANY LIMITATION THAT PROTECTS THE CONFIDENTIALITY OF ANY SUCH ATTORNEY’S OR ADVISER’S TAX STRATEGIES (REGARDLESS OF WHETHER SUCH LIMITATION IS LEGALLY BINDING) UPON DISCLOSURE BY THE ACKNOWLEDGING PARTY OF THE TAX TREATMENT OR TAX STRUCTURE OF ANY TRANSACTION, INCLUDING ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

11. ATTORNEYS’ FEES. In addition to remedies allowed by law, in the event legal action is required to enforce this Agreement, the prevailing party shall be entitled to all costs expended, including reasonable attorneys’ fees.

12. CHOICE OF LAW. This Agreement shall be construed in accordance with, and be deemed governed by, the laws of the State of California.

13. GOPAL’S TIME TO CONSIDER. OVERLAND hereby advises GOPAL in writing to discuss this Agreement with an attorney before executing it. GOPAL acknowledges that OVERLAND has provided him with at least twenty-one (21) days within which to review and consider this Agreement before signing it. Should GOPAL decide not to use the full twenty-one (21) days, then he knowingly and voluntarily waives any claims that he was not in fact given that period of time or did not use the entire twenty-one (21) days to consult an attorney and/or consider this Agreement. However, GOPAL acknowledges that he may revoke this Agreement for up to seven (7) calendar days following his execution of this Agreement and that it shall not become effective or enforceable until the revocation period has expired. GOPAL must return a signed copy of the Release Agreement to Eric Kelly, President and CEO, OVERLAND STORAGE, INC., 9112 Spectrum Center Boulevard, San Diego, California 92123. If a signed copy of the Release Agreement is not returned within this time frame, this Agreement will automatically be revoked and the payment described in Paragraph 1 of this Agreement will cease.

14. If GOPAL does not revoke this Agreement in the time frame specified in the preceding paragraph, the Agreement shall be effective at 12:01 a.m. on the eighth day after it is signed by him.

I have read the foregoing Agreement and Release of All Claims, and I accept and agree to the provisions contained in this Agreement and hereby execute it voluntarily and with full understanding of its consequences.

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PLEASE READ CAREFULLY. THIS AGREEMENT CONTAINS A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

IT IS SO AGREED.

DATED: 10/6/2010	/s/ Christopher Gopal
CHRISTOPHER GOPAL

OVERLAND STORAGE, INC.

/s/ Eric Kelly
DATED: 10/6/2010	By: Eric Kelly
Title: President and CEO